UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  June 18, 2015

Morgan Stanley Bank of America Merrill Lynch Trust 2015-C23

(Exact name of issuing entity)

Morgan Stanley Capital I Inc.

(Exact name of registrant as specified in its charter)

Morgan Stanley Mortgage Capital Holdings LLC
Bank of America, National Association
CIBC Inc.
Starwood Mortgage Funding III LLC

(Exact names of sponsors as specified in their charters)

Delaware	333-180779-16	13-3291626
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1585 Broadway	New York, New York	10036
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code:  (212) 761-4000

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On or about June 18, 2015, a series of mortgage pass-through certificates, entitled Commercial Mortgage Pass-Through Certificates, Series 2015-C23 (the “Certificates”), are expected to be issued by Morgan Stanley Bank of America Merrill Lynch Trust 2015-C23, a New York common law trust (the “Issuing Entity”), pursuant to a Pooling and Servicing Agreement, attached hereto as Exhibit 4.1 and dated as of June 1, 2015 (the “Pooling and Servicing Agreement”), between Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as general special servicer, Wells Fargo Bank, National Association, as excluded mortgage loan special servicer, Pentalpha Surveillance LLC, as trust advisor, Wilmington Trust, National Association, as trustee, and Wells Fargo Bank, National Association, as custodian, certificate administrator, certificate registrar and authenticating agent.

The Certificates will consist of the following classes (each, a “Class”), designated as (i) the Class A-1, Class A-2, Class A-SB, Class A-3, Class A-4, Class X-A, Class A-S, Class B, Class PST and Class C Certificates (collectively, the “Publicly Offered Certificates”) and (ii) the Class X-B, Class X-FG, Class X-H, Class D, Class E, Class F, Class G, Class H, Class V and Class R Certificates (collectively, the “Privately Offered Certificates”).  Only the Publicly Offered Certificates have been offered to the public.

The Certificates represent, in the aggregate, the entire beneficial ownership in the Issuing Entity, a common law trust fund to be formed on or about June 18, 2015 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement.  The Issuing Entity’s primary assets will be seventy-five (75) fixed rate mortgage loans (the “Mortgage Loans”) secured by first liens on one hundred fifty-one (151) multifamily, commercial and manufactured housing community properties.  Certain of the Mortgage Loans are expected to be acquired by the Registrant from Morgan Stanley Mortgage Capital Holdings LLC (“MSMCH”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.1 and dated June 5, 2015, between the Registrant and MSMCH, certain of the Mortgage Loans are expected to be acquired by the Registrant from Bank of America, National Association (“BANA”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.2 and dated June 5, 2015, between the Registrant and BANA, certain of the Mortgage Loans are expected to be acquired by the Registrant from CIBC Inc. pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.3 and dated June 5, 2015, between the Registrant and CIBC Inc., and certain of the Mortgage Loans are expected to be acquired by the Registrant from Starwood Mortgage Funding III LLC pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.4 and dated June 5, 2015, between the Registrant, Starwood Mortgage Funding III LLC and Starwood Mortgage Capital LLC.

The funds to be used by the Registrant to pay the purchase price for the Mortgage Loans are expected to be derived from the proceeds of (i) the sale of the Publicly Offered Certificates by the Registrant to Morgan Stanley & Co. LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, CIBC World Markets Corp. and Drexel Hamilton, LLC (collectively, the “Underwriters”) pursuant to the Underwriting Agreement, attached hereto as Exhibit 1.1 and dated as of June 5, 2015, between the Registrant, MSMCH and the Underwriters, and (ii) the sale of the Privately Offered Certificates by the Registrant to Morgan Stanley & Co. LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated (collectively, the “Initial Purchasers”) pursuant to the

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Certificate Purchase Agreement, dated as of June 5, 2015, between the Registrant, MSMCH and the Initial Purchasers, which Privately Offered Certificates will be sold in transactions exempt from registration under the Securities Act of 1933, as amended.

The Publicly Offered Certificates and the Mortgage Loans are more particularly described in the Prospectus Supplement, dated June 5, 2015 (the “Prospectus Supplement”), supplementing the Prospectus dated October 1, 2013, each as filed with the Securities and Exchange Commission.

In addition, the mortgage loan secured by the mortgaged property identified as “Hilton Garden Inn W 54th Street” on Schedule II to the Pooling and Servicing Agreement (the “Hilton Garden Inn W 54th Street Mortgage Loan”), which is an asset of the Issuing Entity, is part of a non-serviced loan combination (the “Hilton Garden Inn W 54th Street Non-Serviced Loan Combination”) that includes the Hilton Garden Inn W 54th Street Mortgage Loan, two pari passu promissory notes and one subordinate promissory note, each of which is not an asset of the Issuing Entity.  The Hilton Garden Inn W 54th Street Non-Serviced Loan Combination will be serviced and administered under the pooling and servicing agreement for the MSBAM 2015-C22 securitization transaction, dated as of April 1, 2015 (the “MSBAM 2015-C22 Pooling and Servicing Agreement” attached hereto as Exhibit 4.2), between Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Park Bridge Lender Services LLC, as trust advisor, Wilmington Trust, National Association, as trustee, and Wells Fargo Bank, National Association, as certificate administrator, certificate registrar, authenticating agent and custodian.  As disclosed in the Prospectus Supplement, the terms and conditions of the MSBAM 2015-C22 Pooling and Servicing Agreement applicable to the servicing of the Hilton Garden Inn W 54th Street Mortgage Loan are substantially similar (except as noted in the Prospectus Supplement) to the terms and conditions of the Pooling and Servicing Agreement, as described under “Servicing of the Mortgage Loans” in the Prospectus Supplement, applicable to the servicing of the Mortgage Loans serviced under the Pooling and Servicing Agreement.

In addition, the mortgage loan secured by the mortgaged property identified as “US StorageMart Portfolio” on Schedule I to the Pooling and Servicing Agreement (the “US StorageMart Portfolio Mortgage Loan”), which is an asset of the Issuing Entity, is part of a non-serviced loan combination (the “US StorageMart Portfolio Non-Serviced Loan Combination”) that includes the US StorageMart Portfolio Mortgage Loan, five pari passu promissory notes and two subordinate promissory notes, each of which is not an asset of the Issuing Entity.  The US StorageMart Portfolio Non-Serviced Loan Combination will be serviced and administered under the trust and servicing agreement for the CGBAM 2015-SMRT securitization transaction, dated as of May 6, 2015 (the “CGBAM 2015-SMRT Trust and Servicing Agreement” attached hereto as Exhibit 4.3), between Citigroup Commercial Mortgage Securities Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Deutsche Bank Trust Company Americas, as trustee, and Citibank, N.A., as certificate administrator. As disclosed in the Prospectus Supplement, the terms and conditions of the CGBAM 2015-SMRT Trust and Servicing Agreement applicable to the servicing of the US StorageMart Portfolio Mortgage Loan are similar (except as noted in the Prospectus Supplement) to the terms and conditions of the Pooling and Servicing Agreement, as described under “Servicing of the Mortgage Loans” in the Prospectus Supplement, applicable to the servicing of the Mortgage Loans serviced under the Pooling and Servicing Agreement.

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Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d)           Exhibits:

1.1
Underwriting Agreement, dated as of June 5, 2015, between Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Holdings LLC, Morgan Stanley & Co. LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, CIBC World Markets Corp. and Drexel Hamilton, LLC.

4.1
Pooling and Servicing Agreement, dated as of June 1, 2015, between Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as general special servicer, Wells Fargo Bank, National Association, as excluded mortgage loan special servicer, Pentalpha Surveillance LLC, as trust advisor, Wilmington Trust, National Association, as trustee, and Wells Fargo Bank, National Association, as custodian, certificate administrator, certificate registrar and authenticating agent.

4.2
Pooling and Servicing Agreement, dated as of April 1, 2015, between Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Park Bridge Lender Services LLC, as trust advisor, Wilmington Trust, National Association, as trustee, and Wells Fargo Bank, National Association, as certificate administrator, certificate registrar, authenticating agent and custodian.

4.3
Trust and Servicing Agreement, dated as of May 6, 2015, between Citigroup Commercial Mortgage Securities Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Deutsche Bank Trust Company Americas, as trustee, and Citibank, N.A., as certificate administrator.

99.1	Mortgage Loan Purchase Agreement, dated June 5, 2015, between Morgan Stanley Capital I Inc. and Morgan Stanley Mortgage Capital Holdings LLC.

99.2	Mortgage Loan Purchase Agreement, dated June 5, 2015, between Morgan Stanley Capital I Inc. and Bank of America, National Association.

99.3	Mortgage Loan Purchase Agreement, dated June 5, 2015, between Morgan Stanley Capital I Inc. and CIBC Inc.

99.4	Mortgage Loan Purchase Agreement, dated June 5, 2015, between Morgan Stanley Capital I Inc., Starwood Mortgage Funding III LLC and Starwood Mortgage Capital LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Morgan Stanley Capital I Inc.

By:	/s/ Zachary Fischer
Name: Zachary Fischer
Title: Vice President

Date: June 18, 2015

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EXHIBIT INDEX

Exhibit Number	Description

1.1
Underwriting Agreement, dated as of June 5, 2015, between Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Holdings LLC, Morgan Stanley & Co. LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, CIBC World Markets Corp. and Drexel Hamilton, LLC.

4.1
Pooling and Servicing Agreement, dated as of June 1, 2015, between Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as general special servicer, Wells Fargo Bank, National Association, as excluded mortgage loan special servicer, Pentalpha Surveillance LLC, as trust advisor, Wilmington Trust, National Association, as trustee, and Wells Fargo Bank, National Association, as custodian, certificate administrator, certificate registrar and authenticating agent.

4.2
Pooling and Servicing Agreement, dated as of April 1, 2015, between Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Park Bridge Lender Services LLC, as trust advisor, Wilmington Trust, National Association, as trustee, and Wells Fargo Bank, National Association, as certificate administrator, certificate registrar, authenticating agent and custodian.

4.3
Trust and Servicing Agreement, dated as of May 6, 2015, between Citigroup Commercial Mortgage Securities Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Deutsche Bank Trust Company Americas, as trustee, and Citibank, N.A., as certificate administrator.

99.1	Mortgage Loan Purchase Agreement, dated June 5, 2015, between Morgan Stanley Capital I Inc. and Morgan Stanley Mortgage Capital Holdings LLC.

99.2	Mortgage Loan Purchase Agreement, dated June 5, 2015, between Morgan Stanley Capital I Inc. and Bank of America, National Association.

99.3	Mortgage Loan Purchase Agreement, dated June 5, 2015, between Morgan Stanley Capital I Inc. and CIBC Inc.

99.4	Mortgage Loan Purchase Agreement, dated June 5, 2015, between Morgan Stanley Capital I Inc., Starwood Mortgage Funding III LLC and Starwood Mortgage Capital LLC.

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